Segment (Policies)	12 Months Ended
Dec. 31, 2025
Segment
Segment

The Company assessed its management reporting structure and the manner in which operating information is reviewed by senior management, in accordance with the requirements of IFRS 8 – Operating Segments. Based on this assessment, the Company concluded that its operations are organized and managed on an integrated basis, resulting in the identification of a single reportable operating segment.

For disclosure purposes under IFRS Accounting Standards, the Company presents the geographical breakdown of revenues based on the customers’ domicile, reflecting the nature and economic origin of its revenue streams. This disclosure does not represent the identification of additional operating segments, but rather constitutes supplementary information required by the applicable accounting standards.